Offerings - Offering: 1	Dec. 12, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 16,000,000.00
Amount of Registration Fee	$ 2,449.60
Offering Note	Transaction Value is calculated as the aggregate maximum purchase price for limited liability company interests. The fee of $2,449.60 was paid by the Fund in connection with filing its Schedule TO-I. This is the final amendment to the Schedule TO and is being filed to report the results of the offer. The Amount of Filing Fee is calculated at 0.01531% of the Transaction Valuation.